Exhibit 99.1

Supermicro Announces Third Quarter Fiscal Year 2022 Financial Results

SAN JOSE, Calif. -- May 3, 2022 (BUSINESS WIRE) -- Super Micro Computer, Inc. (Nasdaq: SMCI), a global leader in high-performance, high-efficiency server and storage technology and green computing, today announced financial results for its third quarter of fiscal year 2022 ended March 31, 2022.

Third Quarter Fiscal Year 2022 Highlights
•Net sales of $1.36 billion versus $1.17 billion in the second quarter of fiscal year 2022 and $896 million in the same quarter of last year.

•Gross margin of 15.5% versus 14.0% in the second quarter of fiscal year 2022 and 13.7% in the same quarter of last year.

•Net income of $77 million versus $42 million in the second quarter of fiscal year 2022 and $18 million in the same quarter of last year.

•Diluted net income per common share of $1.43 versus $0.78 in the second quarter of fiscal year 2022 and $0.35 in the same quarter of last year.

•Non-GAAP diluted net income per common share of $1.55 versus $0.88 in the second quarter of fiscal year 2022 and $0.50 in the same quarter of last year.

•Cash flow used in operations for the third quarter of fiscal year 2022 of $228 million and capital expenditures of $11 million.

Non-GAAP gross margin for the third quarter of fiscal year 2022 was 15.6%, which adds back stock-based compensation expenses of $0.5 million. Non-GAAP diluted net income per common share for the third quarter of fiscal year 2022 was $1.55, which adds back stock-based compensation expenses of $7.7 million, litigation expenses of $2.2 million, and $2.0 million of litigation settlement costs net of the related tax effects.

As of March 31, 2022, total cash and cash equivalents was $247 million and total bank debt was $547 million.

“This is Supermicro’s fourth consecutive quarter of revenues exceeding a billion dollars and with a trailing four quarter revenue run rate of $4.6 billion, it gives me strong confidence that we are well ahead of our long-term targets,” said Charles Liang, Chairman and CEO. “Our robust growth and EPS progress demonstrates the efficiency of our global operational leverage and our customers recognizing the value of our rack-scale Total IT Solutions in key market segments across AI, enterprise, cloud, edge/telco and others. Along with our product optimization, time to market advantage, and green computing cost-savings presented by our Total IT Solutions, our growth momentum should continue to fuel our emergence as the leading company in the industry in the coming quarters and years ahead.”

Business Outlook and Management Commentary
For the fourth quarter of fiscal year 2022 ending June 30, 2022, the Company expects net sales of $1.4 billion to $1.48 billion, GAAP net income per diluted share of $1.45 to $1.64 and non-GAAP net income per diluted share of $1.51 to $1.69. The Company’s projections for GAAP and non-GAAP net income per diluted share assume a tax rate of approximately 17.4% and 19.4%, respectively, and a fully diluted share count of 54.3 million shares for GAAP and fully diluted share count of 55.7 million shares for non-GAAP. The outlook for Q4 of fiscal year 2022 GAAP net income per diluted share includes approximately $8.0 million in expected stock-based compensation expense and $1.0 million in other expenses that are excluded from non-GAAP net income per diluted share.

For fiscal year 2022 ending June 30, 2022, the Company raises its previous guidance of net sales from $4.2 billion to $4.6 billion to a new range of $4.96 billion to $5.04 billion, and raises its GAAP net income per diluted share of at least $2.77 to a new range of $4.16 to $4.35 and non-GAAP net income per diluted share of at least $3.20 to a new range of $4.53 to $4.71. The Company’s projections for GAAP and non-GAAP net income per diluted share assume a tax rate of approximately 16.5% and 18.7%, respectively, and a fully diluted share count of 53.6 million shares for GAAP and fully diluted share count of 55.1 million shares for non-GAAP. The outlook for fiscal year 2022 GAAP net income per diluted share includes approximately $39.0 million in expected stock-based compensation expense and other expenses that are excluded from non-GAAP net income per diluted share.
Conference Call and Webcast Information
Supermicro will hold a public webcast at 2:00 p.m. PDT today to discuss the results for its third quarter of fiscal year 2022.
Those wishing to access the live webcast may use the following link:
https://events.q4inc.com/attendee/634441043

The conference call can be accessed by registering online at:

https://conferencingportals.com/event/fIceWmPv

After registering, a confirmation will be sent through email, including dial-in details and unique conference call codes for entry. Registration is open during the live call, but to ensure connectivity for the full call, it is recommended that participants register a day in advance and dial-in for the call at least 10 minutes before the start of the call.

A replay of the webcast will be available shortly after the call on the Company’s investor relations website (https://ir.supermicro.com) and will remain accessible for one year.

Cautionary Statement Regarding Forward Looking Statements
Statements contained in this press release that are not historical fact may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may relate to, among other things, the fourth quarter of fiscal year 2022 and full fiscal year 2022 guidance, the Company's long-term growth targets, the ability to accelerate sales growth to achieve the revenue target much sooner, the ability to maintain growth momentum, the ability to fuel our emergence as the leading company in the industry, and the ability to execute on the Company's strategy during the global COVID-19 pandemic. Such forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties that could cause our actual results to differ materially from those anticipated, including: (i) the global COVID-19 pandemic continues to present significant uncertainties for all parts of our business including our supply chain, our production operations and customer demand, (ii) our quarterly operating results may fluctuate, which could cause rapid declines in our stock price, (iii) as we increasingly target larger customers and larger sales opportunities, our customer base may become more concentrated, our cost of sales may increase, our margins may be lower and our sales may be less predictable, (iv) if we fail to meet publicly announced financial guidance or other expectations about our business, our stock could decline in value, (v) the average sales prices for our server solutions could decline if customers do not continue to purchase our latest generation products or additional components, and (vi) adverse economic conditions may harm our business. Additional factors that could cause actual results to differ materially from those projected or suggested in any forward-looking statements are contained in our filings with the Securities and Exchange Commission, including those factors discussed under the caption "Risk Factors" in such filings, particularly in our Annual Report on Form 10-K for our fiscal year ended June 30, 2021.

Use of Non-GAAP Financial Measures

Non-GAAP gross margin discussed in this press release adds back stock-based compensation expenses and other expenses. Non-GAAP diluted net income per common share discussed in this press release adds back stock-based compensation expenses, special performance bonuses, litigation expenses, litigation settlement costs and other expenses, and excludes a credit from an executive SEC settlement, which are all adjusted for the related tax effects of the applicable items. Management presents non-GAAP financial measures because it considers them to be important supplemental measures of performance. Management uses the non-GAAP financial measures for planning purposes, including analysis of the Company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management also believes that the non-GAAP financial measures provide additional insight for analysts and investors in evaluating the Company's financial and operational performance. However, these non-GAAP financial measures have limitations as an analytical tool and are not intended to be an alternative to financial measures prepared in accordance with GAAP. A reconciliation of gross margin to non-GAAP gross margin and from diluted net income per common share to non-GAAP diluted net income per common share is included in the tables below.

About Super Micro Computer, Inc.
Supermicro (NASDAQ: SMCI) is a global leader in Application-Optimized Total IT Solutions. Founded and operating in San Jose, California, Supermicro is committed to delivering first to market innovation for Enterprise, Cloud, AI and 5G Telco/Edge IT Infrastructure. We are transforming to being a Total IT Solutions provider with server, AI, storage, IoT and switch systems, software and services while continuing to deliver advanced high-volume motherboard, power and chassis products. The products are designed and manufactured in-house (in US, Taiwan and Netherlands) leveraging global operations for scale and efficiency and optimized to improve TCO and reduce environmental impact (Green Computing). The award-winning portfolio of Server Building Block Solutions® allows customers to optimize for their exact workload and application by selecting from a broad family of systems built from our flexible and reusable building blocks that support a comprehensive set of form factors, processors, memory, GPUs, storage, networking, power and cooling solutions (air conditioned, free air cooling or liquid cooling).

Supermicro, Server Building Block Solutions, and We Keep IT Green are trademarks and/or registered trademarks of Super Micro Computer, Inc.

Investor Relations Contact
Nicole Noutsios
email: ir@supermicro.com

SUPER MICRO COMPUTER, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
 (unaudited)

	March 31,	June 30,
	2022	2021
ASSETS
Current assets:
Cash and cash equivalents	$247,424	$232,266
Accounts receivable, net of allowances	679,785	463,834
Inventories	1,588,542	1,040,964
Prepaid expenses and other current assets	162,964	130,195
Total current assets	2,678,715	1,867,259
Investment in equity investee	4,778	4,578
Property, plant and equipment, net	282,319	274,713
Deferred income taxes, net	66,518	63,288
Other assets	38,847	32,126
Total assets	$3,071,177	$2,241,964
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$779,561	$612,336
Accrued liabilities	181,448	178,850
Income taxes payable	17,413	12,741
Short-term debt	403,045	63,490
Deferred revenue	114,688	101,479
Total current liabilities	1,496,155	968,896
Deferred revenue, non-current	115,063	100,838
Long-term debt, net of debt issuance costs	144,423	34,700
Other long-term liabilities	41,617	41,132
Total liabilities	1,797,258	1,145,566
Stockholders’ equity:
Common stock and additional paid-in capital	471,088	438,012
Accumulated other comprehensive income	554	453
Retained earnings	802,101	657,760
Total Super Micro Computer, Inc. stockholders’ equity	1,273,743	1,096,225
Noncontrolling interest	176	173
Total stockholders’ equity	1,273,919	1,096,398
Total liabilities and stockholders’ equity	$3,071,177	$2,241,964

SUPER MICRO COMPUTER, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands except per share amounts)
 (unaudited)

	Three Months Ended March 31,		Nine Months Ended March 31,
	2022	2021	2022	2021
Net sales	$1,355,490	$895,881	$3,560,639	$2,488,437
Cost of sales	1,144,715	772,864	3,047,982	2,099,410
Gross profit	210,775	123,017	512,657	389,027
Operating expenses:
Research and development	70,869	57,912	201,483	165,439
Sales and marketing	22,356	21,826	65,940	62,858
General and administrative	27,773	26,224	75,280	75,864
Total operating expenses	120,998	105,962	342,703	304,161
Income from operations	89,777	17,055	169,954	84,866
Other (expense) income, net	4,663	2,017	4,106	(1,363)
Interest expense	(1,531)	(607)	(3,485)	(1,850)
Income before income tax provision	92,909	18,465	170,575	81,653
Income tax benefit (provision)	(16,192)	227	(27,116)	(8,541)
Share of income (loss) from equity investee, net of taxes	255	(264)	882	(409)
Net income	$76,972	$18,428	$144,341	$72,703
Net income per common share:
Basic	$1.49	$0.36	$2.82	$1.41
Diluted	$1.43	$0.35	$2.70	$1.35
Weighted-average shares used in calculation of net income per common share:
Basic	51,708	50,553	51,269	51,465
Diluted	53,786	53,218	53,401	53,747

Stock-based compensation is included in the following cost and expense categories by period (in thousands):

	Three Months Ended March 31,		Nine Months Ended March 31,
	2022	2021	2022	2021
Cost of sales	$460	$402	$1,378	$1,312
Research and development	4,141	3,328	12,124	10,369
Sales and marketing	504	503	1,517	1,517
General and administrative	2,636	3,261	8,913	7,919
Stock-based compensation expense	$7,741	$7,494	$23,932	$21,117

SUPER MICRO COMPUTER, INC.
SELECTED CASH FLOW INFORMATION
(in thousands)
 (unaudited)

	Nine Months Ended March 31,
	2022	2021
Net cash (used in) provided by operating activities	$(415,658)	$59,392
Net cash used in investing activities	(35,257)	(44,627)
Net cash provided by (used in) financing activities	466,365	(48,445)
Effect of exchange rate fluctuations on cash	(304)	362
Net increase (decrease) in cash, cash equivalents and restricted cash	15,146	(33,318)
Cash, cash equivalents and restricted cash at the beginning of the period	233,449	212,390
Cash, cash equivalents and restricted cash at the end of the period	$248,595	$179,072

SUPER MICRO COMPUTER, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(in thousands except per share amounts)
 (unaudited)

	Three Months Ended March 31,		Nine Months Ended March 31,
	2022	2021	2022	2021
GAAP GROSS PROFIT	$210,775	$123,017	$512,657	$389,027
Stock-based compensation	460	402	1,378	1,312
Other expenses	—	—	295	20
NON-GAAP GROSS PROFIT	$211,235	$123,419	$514,330	$390,359

GAAP GROSS MARGIN	15.5%	13.7%	14.4%	15.6%
Stock-based compensation expenses	0.1%	0.1%	0.1%	0.1%
Other expenses	—%	—%	0.0%	0.0%
NON-GAAP GROSS MARGIN	15.6%	13.8%	14.5%	15.7%

GAAP OPERATING EXPENSE	$120,998	$105,962	$342,703	$304,161
Stock-based compensation	(7,281)	(7,092)	(22,554)	(19,805)
Executive SEC settlement	—	—	—	2,122
Litigation settlement costs	(2,000)	—	(2,000)	—
Special performance bonuses	—	(2,508)	(158)	(5,129)
Other expenses	—	—	—	(221)
Litigation expenses	(2,210)	(1,239)	(4,133)	(1,239)
NON-GAAP OPERATING EXPENSE	$109,507	$95,123	$313,858	$279,889

GAAP INCOME FROM OPERATIONS	$89,777	$17,055	$169,954	$84,866
Stock-based compensation	7,741	7,494	23,932	21,117
Executive SEC settlement	—	—	—	(2,122)
Litigation settlement costs	2,000	—	2,000	—
Special performance bonuses	—	2,508	453	5,129
Other expenses	—	—	—	241
Litigation expenses	2,210	1,239	4,133	1,239
NON-GAAP INCOME FROM OPERATIONS	$101,728	$28,296	$200,472	$110,470

GAAP OPERATING MARGIN	6.6%	1.9%	4.8%	3.4%
Stock-based compensation	0.6%	0.9%	0.7%	0.8%
Executive SEC settlement	—%	—%	—%	(0.1)%
Litigation settlement costs	0.1%	—%	0.1%	—%
Special performance bonuses	—%	0.3%	0.0%	0.2%
Other expenses	—%	—%	—%	0.0%
Litigation expenses	0.2%	0.1%	0.1%	0.1%
NON-GAAP OPERATING MARGIN	7.5%	3.2%	5.7%	4.4%

GAAP TAX EXPENSE	$16,192	$(227)	$27,116	$8,541
Adjustments to tax provision	3,415	2,473	9,584	5,633
NON-GAAP TAX EXPENSE	$19,607	$2,246	$36,700	$14,174

GAAP NET INCOME	$76,972	$18,428	$144,341	$72,703

SUPER MICRO COMPUTER, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(in thousands except per share amounts)
 (unaudited)

	Three Months Ended March 31,		Nine Months Ended March 31,
	2022	2021	2022	2021
Stock-based compensation	7,741	7,494	23,932	21,117
Executive SEC settlement	—	—	—	(2,122)
Special performance bonuses	—	2,508	453	5,129
Litigation settlement costs	2,000	—	2,000	—
Other expenses	—	—	—	241
Litigation expenses	2,210	1,239	4,133	1,239
Adjustments to tax provision	(3,415)	(2,473)	(9,584)	(5,633)
NON-GAAP NET INCOME	$85,508	$27,196	$165,275	$92,674

GAAP NET INCOME PER COMMON SHARE – BASIC	$1.49	$0.36	$2.82	$1.41
Impact of Non-GAAP adjustments	0.16	0.18	0.40	0.39
NON-GAAP NET INCOME PER COMMON SHARE – BASIC	$1.65	$0.54	$3.22	$1.80

GAAP NET INCOME PER COMMON SHARE – DILUTED	$1.43	$0.35	$2.70	$1.35
Impact of Non-GAAP adjustments	0.12	0.15	0.31	0.33
NON-GAAP NET INCOME PER COMMON SHARE – DILUTED	$1.55	$0.50	$3.01	$1.68

WEIGHTED-AVERAGE SHARES USED IN COMPUTING NET INCOME PER COMMON SHARE

BASIC – GAAP	51,708	50,553	51,269	51,465
BASIC – NON-GAAP	51,708	50,553	51,269	51,465

DILUTED – GAAP	53,786	53,218	53,401	53,747
DILUTED – NON-GAAP	55,194	54,525	54,831	55,185